Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Exhibit 10.1
SBP-MS-65530-0016
Amendment No. 9

AMENDMENT 9
TO
SPECIAL BUSINESS PROVISIONS SBP-MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.
This Amendment (“Amendment”) to Special Business Provisions SBP-MS-65530-0016 is entered into as of September 4, 2014 between Spirit AeroSystems, Inc., a Delaware corporation, with its principal office in Wichita, Kansas (“Seller”) and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).
Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:
RECITALS

A.
The Parties have entered into an agreement SBP-MS-65530-0016 (“SBP”), GTA-BCA-65530-0016 (“GTA”) and M-65530-0016 (AA) (together with all attachments and amendments thereto, the “Sustaining Contract”) for Seller to provide Products for certain current model Aircraft.

B.	Seller currently supplies Products to Boeing under the Sustaining Contract in support of the 737 model aircraft.

C.
Boeing is seeking to develop, design and manufacture an aircraft currently designated as the 737 MAX to be sold under the 737-7, 737-8 and 737-9 designations (the “737 MAX Program”, or “737 MAX”), and in connection therewith, the Parties have entered into a Memorandum of Agreement: 737 MAX Non-Recurring Agreement, dated April 7, 2014 (the “737 MAX MOA”).

D.	Pursuant to the 737 MAX MOA, the Parties will negotiate the transfer of the Titainium Inner Wall from Seller to Boeing, the terms of which the Parties will amend into the Sustaining Contract

E.
The Parties desire to modify Seller’s scope of work for the 737 MAX Program to transfer certain responsibility for the design and production of the Titanium Inner-Wall from Seller to Boeing, on the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

1.	Amendment of the SBP. The SBP is hereby amended to include the following.

a.	Section 3.6 is hereby added to the SBP as follows:
3.6    737 MAX Titanium Inner Wall Special Provisions
The transfer of the statement of work comprising the Titainium Inner Wall for the 737 MAX is set forth in Attachment 25

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP-MS-65530-0016
Amendment No. 9

b.	Attachment 25, attached hereto as Exhibit A, is hereby added to the SBP.

c.	Attachment 16, attached hereto as Exhibit B, is hereby amended within the SBP to reflect transfer of the TI SOW.

d.	The Parties agree to include the following language in the Attachment 1 Parts and Prices file: “Per Attachment 25, the 737 MAX Titanium Inner Wall is not subject to this Attachment 1.”

2.	This agreement may be changed only in writing by authorized representatives of Seller and Boeing.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP-MS-65530-0016
Amendment No. 9
IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date first set forth above.

BOEING     SELLER
THE BOEING COMPANY                        SPIRIT AEROSYSTEMS, INC.
Signature: /s/ Eric Flagel     Signature: /s/ Mark Milan
Printed Name: Eric Flagel     Printed Name: Eric Flagel
Title: Procurement Agent     Title: Sr. Contracts Manager
Date: 9/4/14     Date: September 4, 2014

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP-MS-65530-0016
Amendment No. 9

EXHIBIT A
ATTACHMENT 25 TO SBP-MS-65530-0016
737 MAX TITANIUM INNER-WALL WORK TRANSFER
AGREEMENT

1.0	APPLICABILITY

1.1
This Attachment 25 implements the terms of an agreement between the Parties under Amendment 9 of the SBP executed September 4, 2014 (“Execution Date”). Attachment 25 pertains only to the 737 MAX Program Titanium Inner-Wall and does not alter any existing agreements or levels of responsibility, accountability and authority relating to other items in the SBP-MS-65530-0016 (“SBP”), GTA-BCA-65530-0016 (“GTA”) and AA-65530-0016 (AA) (together with all attachments and amendments thereto, the “Sustaining Contract”) .

1.2
The statement of work comprising the Titanium Inner-Wall (“TI SOW”) for the 737 MAX is set forth in 1.2.A below. No part of the TI SOW includes or is intended to include the current 737 model work statement unrelated to the 737 MAX Program.

A.	The TI SOW includes the following assembly drawing numbers and all associated dash numbers:
[*****]    Titanium Panel Assy    EDP Configuration
[*****]    Titanium Panel Assy    Production Configuration

1.3	Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Sustaining Contract.

2.0	TRANSFER OF TITANIUM INNER-WALL SOW

2.1
As of the Execution Date, Seller’s responsibility, accountability, duties, obligations, liabilities, rights, title, and interest in the TI SOW are hereby assigned and transferred to Boeing, including any liabilities for Follow-On Work as defined in Section 2.5 & 2.6 below. Seller’s BSOW (under and as defined in the 737 MAX Non-Recurring Memorandum of Agreement dated April 7, 2014, the “737 MAX MOA”) and Sustaining Contract are hereby amended to reflect such assignment and transfer to remove the TI SOW. The Follow-On Work to the TI SOW will be implemented in accordance with Sections 2.5 & 2.6.

2.2
For good and valuable consideration, the receipt of which is hereby acknowledged, Seller, as of the Execution Date, assigns to Buyer any and all right, title, interest it may have (if any) in all TI SOW Intellectual Property associated with the Titanium Inner-Wall. Seller represents and warrants that no consents of any other parties, including without limitation GKN Aerospace Astech Engineered Products, Inc., are necessary or appropriate under any agreements or licenses concerning the TI SOW Intellectual Property associated with the Titanium Inner-Wall in order for the transfer and assignment of the TI SOW Intellectual Property under this Attachment 25 to be legally effective. Seller further agrees to provide support in connection with any proceeding affecting the right, title, or interest of Boeing and to perform any other actions deemed reasonably necessary to carry out the intent of this Section, at Boeing’s sole expense. For purposes of this Attachment 25, “TI SOW Intellectual Property” means all legal rights in works, ideas, inventions, discoveries, and improvements, including, but not limited to patents, patent applications, copyrights, copyrightable works (including, software), trademarks, proprietary information, mask works, integrated circuit layout designs, drawings, specifications, processes, databases, technical data, inventions, trade secrets, and know-how.

2.3
The Titanium Inner-Wall end item constitutes Supplier Banked Material (SBM). Seller values the TI SOW at [*****] per shipset (SBP Attachment 1 Base Price delta), however, [*****] for the purpose of fabricating the 737 MAX Thrust Reverser. Title to the Titanium Inner-Wall end item will at all times remain with Boeing. Seller will provide Boeing with

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

required on-dock dates for the Titanium Inner-Wall end item, and Boeing will be responsible for delivering, or for arranging delivery of, the Titanium Inner-Wall end item by such required on-dock dates. For the sake of clarity, Boeing will procure and deliver to Seller all Titanium Inner-Wall requirements related to the 737 EDP.

2.4
The Parties agree that notwithstanding any other term herein, Seller shall have no warranty obligations for products and / or services pertaining to the TI SOW, whether such products or services were provided before or after the Execution Date. This provision disclaims only Spirit’s liability for warranty claims; claims by Boeing against Seller for Seller’s contribution toward third-party injury, damage, or loss are not limited, waived, released, or disclaimed.

2.5
As of the Effective Date, Seller will provide design support and services for the Titanium Inner Wall as reasonably requested by Boeing (“Follow-On Work” for purposes of this Attachment 25) through completion of dataset releases from Spirit to Boeing to support Flight Test Unit 2 (currently NAMS), unless otherwise mutually agreed in writing to extend. Such work shall be compensated as described in this section 2.5 for Follow-On Work. In no event shall Follow-On Work exceed the scope of Seller’s services prior to the Execution Date. Due to the transition of obligations as set forth in Section 2.1, Boeing Design approval and signature will be provided for each layout and dataset release. Follow-On Work will be compensated under the terms of the 737 MAX MOA pertaining to payment as if the Follow-On Work were Non-Recurring-Non-Tooling work. Notwithstanding the foregoing, performance of Follow-On Work is subject to the terms of this Attachment 25 rather than the 737 MAX MOA, except that for purposes of administration Follow-On Work will be noted as a separate line item on Seller’s 737 MAX MOA Exhibit E monthly actual submittals as if it were Non-recurring-Non Tooling work.

2.6
As of the Effective Date, Seller hereby transfers and assigns to Boeing all production responsibility under the TI SOW. Notwithstanding the foregoing, Spirit will continue to provide limited operational resources through Flight Test Unit 2 as Follow-On Work, as reasonably requested by Boeing, for support of the TI SOW.

3.0	RIGHT TO BID

3.1
In the event Boeing changes the material requirements of the TI SOW such that the Inner-Wall end item will be constructed from a material other than titanium (“Revised Inner-Wall SOW”), Boeing will notify Seller and will give Seller an opportunity to submit a proposal regarding the Revised Inner-Wall SOW.

4.0	MISCELLANEOUS

4.1
This Attachment 25, including all Exhibits and Attachments hereto, contains the entire agreement between the Parties regarding the subject matter of Attachment 25 and, together with the applicable 737 MAX MOA provisions as qualified herein, supersedes all previous proposals, understandings, commitments, or representations whatsoever, oral or written for said effort.

4.2
Except as specified herein, all other terms of the Sustaining Contract and 737 MAX MOA apply. In the event of a conflict between the terms of this Attachment 25 and the Sustaining Contract or 737 MAX MOA, the terms of this Attachment will have precedence.

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Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP-MS-65530-0016
Amendment No. 9
EXHIBIT B
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS
BOEING PROVIDED DETAILS (BPD)
AND SUPPLIER BANKED MATERIAL (SBM)
(Reference clause 12.13.1)

A.	Supplier Banked Material (SBM):
Requirements managed per Bonded Stores Agreement (BSA) dated
February 1, 2006.

SUPPLIER BANK MATERIAL (SBM)
Product Number	Program	Description	Quantity per S/S
[*****]	737-P8A	WEAPONS BAY DOOR ASSY, LEFT	[*****]
[*****]	737-P8A	WEAPONS BAY DOOR ASSY, RIGHT	[*****]
[*****]	737-P8A	SEAL, ACCESS PANEL	[*****]
[*****]	737-P8A	Hydraulic Power Drive Unit (HPDU)	[*****]
[*****]	737-P8A	Manual Drive Shaft	[*****]
[*****]	737-P8A	Angle Gearbox, LH	[*****]
[*****]	737-P8A	Angle Gearbox, RH	[*****]
[*****]	737-P8A	Torque Shaft	[*****]
[*****]	737-P8A	Link Assy	[*****]
[*****]	737-P8A	Rotary Geared Actuator (RGA)	[*****]
[*****]	737-P8A	Torque Shaft	[*****]
[*****]	737-P8A	Torque Shaft	[*****]
[*****]	737-P8A	Torque Shaft	[*****]
[*****]	737-P8A	Torque Shaft	[*****]
[*****]	737-P8A	Torque Coupler	[*****]
[*****]	737-P8A	IDG TO BREAKAWAY CONNECTOR - LEFT ENGINE POWER	[*****]
[*****]	737-P8A	IDG TO BREAKAWAY CONNECTOR - RIGHT ENGINE POWER	[*****]
[*****]	737-P8A	Inboard Actuator Tray Assy (LHS)	[*****]
[*****]	737-P8A	Center Actuator Tray Assy (LHS)	[*****]
[*****]	737-P8A	Outboard Actuator Tray Assy (LHS)	[*****]
[*****]	737-P8A	Inboard Actuator Tray Assy (RHS)	[*****]
[*****]	737-P8A	Center Actuator Tray Assy (RHS)	[*****]
[*****]	737-P8A	Outboard Actuator Tray Assy (RHS)	[*****]
[*****]	737-P8A	ESB (1 per side)	[*****]
[*****]	737-P8A	Cable Harness ESB to LEAS, H-Stab	[*****]
[*****]	737-P8A	Cable Harness ESB to Inboard LEA, H-Stab	[*****]
[*****]	777	RR Probe	[*****]
[*****]	777	PW Probe	[*****]
[*****]	777	GE 90 Sensor	[*****]
[*****]	777	GE 90 Gasket	[*****]

737 MAX Ti Inner Wall Amendment 9         Spirit AeroSystems, Inc.      6     Initials: /s/MM /s EF

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

[*****]	777	GE 90 Damper	[*****]
[*****]	777	GE 90 Harness	[*****]
[*****]	777	GE 90 Harness	[*****]
[*****]	777	GE 115 Sensor	[*****]
[*****]	777	GE 115 Gasket	[*****]
[*****]	777	GE 115 Damper	[*****]
[*****]	777	GE 115 Harness	[*****]
[*****]	777	GE 115 Harness	[*****]
[*****]	737-P8A	Bracket for Prox. Sensor	[*****]
[*****]	737-P8A	Bracket for Prox. Sensor	[*****]
[*****]	737-P8A	Grommet	[*****]
[*****]	737-P8A	Hose	[*****]
[*****]	737-P8A	Valve	[*****]
[*****]	737-P8A	Weapons Bay Door Set of Parts	[*****]
[*****]	737 MAX	Titanium Panel Assy	[*****]

B.	Boeing Provided Details (BPD)
This SBP Attachment 16 identifies Boeing Provided Details (parts) and their associated purchase price which are currently being provided to Seller.
Per SBP Attachment 20 the intent is for Seller to re-source all BPD’s per the agreed to transfer plan.
Seller shall provide Boeing with discreet schedules (lead-time away) which depicts Seller’s requirements for these parts until such time as the parts have been resourced. The identified transfer price for each BPD, excluding ATA stringers, will be adjusted periodically to reflect [*****].
Notwithstanding the foregoing, the prices associated with parts sourced from Boeing’s Winnipeg operations will be subject to any subsequent pricing agreement established directly between Seller and Boeing Winnipeg.
Attachment 16 will continue to be updated / revised to reflect any additional identified BPD or work transfer activity.
[Note: Attachment 16 BPD Parts list and Prices provided under separate file due to size.]

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